First Quarter Earnings Review May 1, 2025 ™

Disclosures 2 Forward-Looking Statements This communication contains forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995, including, among others, statements regarding our goals, plans and projections with respect to our operations, financial position and business strategy, including those related to our acquisition of Bridge IT, Inc. ("Brigit") on January 31, 2025. Such forward-looking statements generally can be identified by the use of forward-looking terminology such as "may," "will," "expect," "intend," "could," "estimate," "predict," "continue," “maintain,” "should," "anticipate," "believe," or “confident,” or the negative thereof or variations thereon or similar terminology. Such forward-looking statements are based on particular assumptions that our management has made in light of its experience and its perception of expected future developments and other factors that it believes are appropriate under the circumstances, and are subject to various risks and uncertainties. Factors that could cause or contribute to material and adverse differences between actual and anticipated results include, but are not limited to, (1) the possibility that costs, difficulties or disruptions related to the integration of Brigit operations into our other operations will be greater than expected; (2) the possibility that the anticipated benefits from the Brigit acquisition may not be fully realized or may take longer to realize than expected; (2) our ability to (i) effectively adjust to changes in the composition of our offerings and product mix as a result of acquiring Brigit and continue to maintain the quality of existing offerings and (ii) successfully introduce other new product or service offerings on a timely and cost-effective basis; (3) changes in our future cash requirements as a result of the Brigit acquisition, whether caused by unanticipated increases in capital expenditures or working capital needs, unanticipated liabilities or otherwise; (4) our ability to retain the talent and dedication of key employees of Brigit; (5) the general strength of the economy and other economic conditions affecting consumer preferences and spending, including the availability of credit to the Company's target consumers and to other consumers, impacts from continued inflation, central bank monetary policy initiatives to address inflation concerns and a possible recession or slowdown in economic growth, and (6) the other risks detailed from time to time in the reports filed by us with the Securities and Exchange Commission, including our Annual Report on Form 10-K for the year ended December 31, 2024, as well as subsequent Quarterly Reports on Form 10-Q or Current Reports on Form 8-K. You are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date of this communication. Except as required by law, we are not obligated to, and do not undertake to, publicly release any revisions to these forward- looking statements to reflect any events or circumstances after the date hereof or to reflect the occurrence of unanticipated events. Use of Non-GAAP Financial Measures This communication contains certain financial information determined by methods other than in accordance with U.S. Generally Accepted Accounting Principles (GAAP), including (1) Non-GAAP diluted earnings per share (net earnings or loss, as adjusted for special items (as defined below), net of taxes, divided by the number of shares of our common stock on a fully diluted basis), (2) Adjusted EBITDA (net earnings before interest, taxes, stock-based compensation, depreciation and amortization, as adjusted for special items) on a consolidated and segment basis, (3) Adjusted EBITDA margin (Adjusted EBITDA divided by total revenue) on a consolidated and segment basis, (4) Free Cash Flow (net cash provided by operating activities less capital expenditures), (5) Net debt (outstanding debt less cash and cash equivalents), and (6) Net leverage ratio (outstanding debt less cash and cash equivalents divided by trailing twelve months Adjusted EBITDA). “Special items” refers to certain gains and charges we view as extraordinary, unusual or non-recurring in nature or which we believe do not reflect our core business activities. Special items are reported as Other Gains and Charges in our Consolidated Statements of Operations. For the periods presented herein, these special items are described in the quantitative reconciliation tables included in the appendix of this presentation. Because of the inherent uncertainty related to these special items, management does not believe it is able to provide a meaningful forecast of the comparable GAAP measures or reconciliation to any forecasted GAAP measure without unreasonable effort. These non-GAAP measures are additional tools intended to assist our management in comparing our performance on a more consistent basis for purposes of business decision-making by removing the impact of certain items management believes do not directly reflect our core operations. These measures are intended to assist management in evaluating operating performance and liquidity, comparing performance and liquidity across periods, planning and forecasting future business operations, helping determine levels of operating and capital investments and identifying and assessing additional trends potentially impacting our Company that may not be shown solely by comparisons of GAAP measures. Consolidated Adjusted EBITDA is also used as part of our incentive compensation program for our executive officers and others. We believe these non-GAAP financial measures also provide supplemental information that is useful to investors, analysts and other external users of our consolidated financial statements in understanding our financial results and evaluating our performance and liquidity from period to period. However, non-GAAP financial measures have inherent limitations and are not substitutes for, or superior to, GAAP financial measures, and they should be read together with our consolidated financial statements prepared in accordance with GAAP. Further, because non-GAAP financial measures are not standardized, it may not be possible to compare such measures to the non-GAAP financial measures presented by other companies, even if they have the same or similar names. Note that all sources in this presentation are from Company reports and Company estimates unless otherwise noted.

Empowering underserved consumers with seamless, holistic financial tools to improve their financial lives. Our Mission Elevating Financial Opportunity for All

Our family of brands provides elevated access and financial opportunities for our customers and partners Upbound at a Glance 4 As of 3/31/2025 LTM Consolidated Revenue $4.4 billion LTM Net Income $121 million LTM Adjusted EBITDA1 $490 million LTM Net Cash Provided by Operating Activities $197 million LTM Free Cash Flow1 $142 million Total Active Customers 2.7 million Dividend Yield (as of 4/30/2025) 7.8% Innovative financial solutions for millions of customers, delivered through three core business segments • Growing, digital-first platform supporting the underserved consumer • Prudent risk management utilizing propriety data analytics enables responsible growth • Consolidated platform provides strong, stable stream of free cash flow paired with significant opportunity for long-term growth • Virtual lease-to-own platform • Digital model expands access to more consumers through 35k+ retailer locations and expanding DTC marketplace • Six consecutive quarters of GMV growth • Acquired by Upbound Group in Q1 2025 • Industry-leading financial wellness tools that utilize ML-powered cash flow data insights • Subscription tiers provide access to innovative product offerings, including EWA/cash advance, credit building, budgeting and financial literacy tools • Durable, resilient business model proven through 50+ year operating history • Approximately 2,300 stores in the U.S. and Mexico • Strong free cash flow generation, enabling Upbound to fund growth opportunities across segments Three core brands addressing the needs of underserved consumers across their financial journey1 Non-GAAP financial measure. Refer to definitions and reconciliations elsewhere in this presentation.

Over 35% á Y/Y Revenue Growth5 23.3%+á Y/Y Cash Advance Volume Growth5 10 bps â Y/Y Improvement in Lease Charge-Off4 Rate -2.0%, -4.5% Y/Y Same Store Sales3 and Store Count Reduction, respectively 8.8% á Y/Y GMV1 Growth 240 bps, 170 bps á Y/Y Increase in Net Earnings Margin and Adjusted EBITDA Margin2, respectively Over 10% á Y/Y Increase in Applications ~27% Revenue from E-Commerce Channel Q1 Quarter in Review 1 The Company defines Gross Merchandise Volume (GMV) as the retail value in U.S. dollars of merchandise acquired by the Acima segment that is leased to customers through a transaction that occurs within a defined period, net of estimated cancellations as of the measurement date. 2 Non-GAAP financial measure. See descriptions elsewhere in this presentation. 3 Same Store Sales (SSS): Same store sales generally represents revenue earned in Company-owned Rent-A-Center stores that were operated by us for 13 months or more and are reported on a constant currency basis as a percentage of total revenue earned in stores of the segment during the indicated period. The Company excludes from the same store sales base any store that receives a certain level of customer accounts from closed stores or acquisitions. The receiving store will be eligible for inclusion in the same store sales base in the 30th full month following account transfer. 4 Lease Charge-Offs (LCOs) (previously referred to as “skip / stolen losses”): Represents charge-offs of the net book value of unrecoverable on-rent merchandise with lease-to-own customers who are past due. This is typically expressed as a percentage of revenues for the applicable period. For the Rent-A-Center segment, LCOs exclude Get-It-Now, Home Choice, and Franchise-owned Rent-A-Center locations. 5. Figures and y/y comparisons include only the months of February and March for 2025 and 2024. Upbound acquired Brigit on January 31, 2025. 5 26.1%+á Y/Y Paying Subscriber Growth (as of quarter-end)

$0.42 GAAP Diluted EPS -$0.08 y/y $24.8 million Net Income -$2.9 million y/y $1.00 Non-GAAP Diluted EPS1 +$0.21 y/y +26.6% y/y $126.1 million Adjusted EBITDA1 +15.6% y/y Q1 Consolidated Financial Highlights $1.2 billion Consolidated Revenue +7.3% y/y $137.7 million Net Cash Provided by Operating Activities +$92.3 million y/y As Upbound acquired Brigit on January 31, 2025, consolidated figures include contributions from Brigit only for the months of February and March 2025. 1 Non-GAAP financial measure. Refer to definitions and reconciliations elsewhere in this presentation. 6

2025 Strategic Priorities 7 Customer Focus Drives Repeat Business Broaden Marketplace merchant roster and streamline the LTO experience for returning customers Merchant Growth Through Digital Advancements Expand and deepen retailer relationships across traditional and emerging categories and channels Improving Margins Focus on operational efficiencies and underwriting discipline to realize scale benefits of virtual platform Maintain Momentum Expand the existing growth trajectory by adding new customer segments and improving retention Capital and Cost Efficiency Leverage tech-enabled processes to grow online fulfillment and optimize the cost-to-serve Underwriting and Risk Management Prudently and tactically manage risk profile both online and in-store with new data and models Digital Evolution Enhance customer experience and optimize omni-channel execution to improve web conversion New Products Launch new products and features that meet the additional needs of our users, drive growth, and expand the TAM Collaboration Accelerate Brigit’s growth by cross- marketing products to RAC and Acima customer universe

Acima Q1 Highlights 8 Acima GMV Trend ($M) Acima LCO and Past Due Rates1 Trends 1 Defined as the average accounts 60+ days past due as a percentage of total open leases. 60+ past due rates normalized to exclude large retailers that are no longer on Acima’s platform. Rental Revenue by Product Category

Brigit Q1 Highlights 9 Brigit Paying Users2 (#000s) and ARPU3 on a Proforma Basis4 Brigit Cash Advance Volume5 ($M) and Net Advance Loss Rate6 on a Proforma Basis4 1 Revenue by Source includes revenue from only February and March 2025 (following Upbound's acquisition of Brigit on January 31, 2025). 2 Brigit Paying Users: Represents Brigit customers who have an active Plus or Premium account, not delinquent (not 45 days past due) on a cash advance, and made at least 1 of the last 2 subscription payments. 3 ARPU: Average monthly revenue per user, where user is defined as in footnote 2 above. 4 Proforma figures include the entire quarter for each period referenced, including periods prior to Upbound's acquisition of Brigit on January 31, 2025. 5 Cash Advance Volume: Defined as total advance originations during the period. 6 Net Advance Loss: Represents charge-offs of customer cash advances that are 45+ days past due as a percentage of total cash advances originated in the period. Revenue by Source1

Rent-A-Center Q1 Highlights 10 Rent-A-Center Portfolio1,2 Per Store ($000's) and Same Store Sales Trends Rent-A-Center LCO and Past Due Rates2,3 Trends 1 Lease Portfolio Value: Represents the aggregate dollar value of the expected monthly rental income associated with current active lease agreements from our Company-owned Rent-A-Center lease-to-own stores and e-commerce platform at the end of any given period. 2 Portfolio Value and Past Due charts exclude Get-it-Now and Home Choice branded stores, and Franchise-owned Rent-A-Center locations. 3 Past due rate is defined as the average accounts 30+ days past due as a percentage of total open leases for our Company-owned Rent-A-Center locations. Rental Revenue by Product Category

Q1 Quarter-End Financial Position & Capital Allocation $311.8 million Liquidity $10.6 million Capital Expenditures $21.4 million Dividends Paid $1.4 billion Net Debt1 2.9x Net Leverage Ratio2 2.0x Target Net Leverage Ratio2 11 All figures except capital expenditures and dividends paid, which represent expenditures for the full quarter, are as of quarter-end. 1 Net debt is defined as outstanding debt less cash and cash equivalents. 2 Net leverage ratio is defined as outstanding debt less cash and cash equivalents divided by trailing twelve months Adjusted EBITDA, which is a Non-GAAP financial measure. Refer to definitions and reconciliations elsewhere in this presentation.

Full Year and Q2 2025 Guidance 12 Strong start to year results in raising the midpoint of FY 2025 guidance 1. Consolidated includes Acima, Rent-A-Center, Brigit (for the 11 months following the acquisition on January 31, 2025), Mexico, and Corporate Segments. 2. Non-GAAP financial measure. See descriptions elsewhere in this presentation. Current Guidance Previous Guidance (Provided 5/1/2025) (Provided 2/20/2025) Consolidated Guidance1 FY 2025 FY 2025 Revenues ($B) $4.60 - $4.75 $4.50 - $4.75 Adj. EBITDA Excluding SBC ($M)2 $510 - $540 $500 - $540 Non-GAAP Diluted Earnings Per Share2 $4.00 - $4.40 $3.90 - $4.40 Free Cash Flow ($M)2 $150 - $200 $150 - $200 Q2 2025 Revenues ($B) $1.05 - $1.15 Adj. EBITDA Excluding SBC ($M)2 $125 - $135 Non-GAAP Diluted Earnings Per Share2 $1.00 - $1.10

Appendix

63% of gig workers list cash flow issues as a top concern1 37% of Americans do not have $400 to cover an emergency expense1 180M Americans struggle financially2 62% of Americans live paycheck-to- paycheck1 Multiple Upbound brands with expanded offerings serve similar target consumer across financial journey Technology and data-driven strategies with over 5 million connected accounts enables cross-marketing opportunities Macroeconomic environment expected to increase demand Deep Penetration into Large Addressable Market Traditional financial solutions are not available and not enough for millions of consumers 1. PYMNTS & Lending Club in Nov 2023; PYMNTS, 2023; Empower research 2024; 2. Total number of financially vulnerable or financially coping households from Financial Health Network’s “Financial Health Pulse 2024 U.S. Trends Report”; Census data was used to translate the total number of households to population. Many consumers are facing significant financial pressure. Upbound’s solutions platform addresses needs of underserved consumers. 14

Reconciliation of Net Earnings to Net Earnings Excluding Special Items and Non-GAAP Diluted Earnings Per Share 15 Three Months Ended March 31, 2025 (in thousands) Gross Profit Operating Profit Earnings Before Income Tax Tax Expense Net Earnings Diluted Earnings per Share GAAP Results $ 550,129 $ 62,615 $ 35,511 $ 10,718 $ 24,793 $ 0.42 Plus: Special Items(1) Acima acquired assets depreciation and amortization(2) — 14,900 14,900 4,166 10,734 0.18 Legal matters(3) — 10,645 10,645 2,977 7,668 0.14 Brigit transaction costs(4) — 6,218 6,218 696 5,522 0.10 Brigit equity consideration vesting(5) — 4,059 4,059 — 4,059 0.07 Brigit acquired assets depreciation and amortization(6) — 4,144 4,144 1,159 2,985 0.05 Accelerated stock compensation(7) — 1,599 1,599 448 1,151 0.02 Brigit replacement awards and other agreement compensation(8) — 1,095 1,095 306 789 0.01 Other(9) — 637 637 178 459 0.01 Discrete income tax items — — — 15 (15) — Non-GAAP Adjusted Results $ 550,129 $ 105,912 $ 78,808 $ 20,663 $ 58,145 $ 1.00 (1) Special items are reported as Other Gains and Charges in the Company’s Consolidated Statements of Operations included in Table 3 of our earnings release. (2) Includes amortization expense of approximately $10.9 million related to the total fair value of acquired intangible assets and incremental depreciation expense of approximately $4.0 million related to the fair value of acquired software assets. (3) Includes expenses of $10.0 million related to estimated legal accruals and $0.6 million in litigation and defense expenses for our recently dismissed regulatory lawsuits with the Consumer Financial Protection Bureau and current regulatory lawsuit with the New York Attorney General, as well as the Multi-State Attorneys’ General regulatory investigation. (4) Represents transaction fees related to Brigit acquisition. (5) Represents stock compensation expense related to common stock issued to Brigit employees under restricted stock agreements as part of the acquisition proceeds subject to vesting restrictions. (6) Includes amortization expense of approximately $2.6 million related to the total fair value of acquired intangible assets and incremental depreciation expense of approximately $1.6 million related to the fair value of acquired software assets. (7) Represents accelerated stock compensation expense related to our letter agreement with the Company’s Chief Executive Officer. (8) Includes amortization expense for Brigit replacement awards and other agreement compensation related to the Brigit acquisition. (9) Includes shutdown and holding expenses related to store closures and severance.

Reconciliation of Net Earnings to Net Earnings Excluding Special Items and Non-GAAP Diluted Earnings Per Share Three Months Ended March 31, 2024 (in thousands) Gross Profit Operating Profit Earnings Before Income Tax Tax Expense Net Earnings Diluted Earnings per Share GAAP Results $ 529,068 $ 61,762 $ 32,574 $ 4,887 $ 27,687 $ 0.50 Plus: Special Items(1) Acima acquired assets depreciation and amortization(2) — 16,647 16,647 5,801 10,846 0.19 Acima equity consideration vesting(3) — 4,893 4,893 (1,028) 5,921 0.11 Accelerated software depreciation(4) — 4,611 4,611 1,607 3,004 0.05 Asset impairments(5) — 645 645 225 420 0.01 Discrete income tax items — — — 3,938 (3,938) (0.07) Non-GAAP Adjusted Results $ 529,068 $ 88,558 $ 59,370 $ 15,430 $ 43,940 $ 0.79 Acima acquired assets depreciation and amortization (1) Special items are reported as Other Gains and Charges in the Company’s Consolidated Statements of Operations included in Table 3 of our earnings release. (2) Includes amortization expense of approximately $12.7 million related to the total fair value of acquired intangible assets and incremental depreciation expense of approximately $3.9 million related to the fair value of acquired software assets. (3) Represents stock compensation expense related to common stock issued to Acima Holdings employees under restricted stock agreements as part of the acquisition proceeds subject to vesting restrictions. (4) Represents incremental depreciation expense related to the acceleration of the remaining useful life of the point-of-sale system used by our Rent-A-Center lease-to-own stores, due to the transition to a new internally developed point-of-sale system deployed in the third quarter of 2024. (5) Includes fixed asset impairments of approximately $0.5 million and lease impairments of approximately $0.1 million. 16

Reconciliation of Net Earnings (Loss) to Adjusted EBITDA (Consolidated and by Segment) Three Months Ended March 31, 2025 (in thousands) Acima Rent-A-Center Brigit Mexico Corporate Consolidated Net earnings (loss) $ 73,708 $ 66,415 $ 8,829 $ 1,223 $ (125,382) $ 24,793 Plus: Interest expense, net — — — — 27,104 27,104 Plus: Income tax expense — — — — 10,718 10,718 Operating profit (loss) 73,708 66,415 8,829 1,223 (87,560) 62,615 Plus: Depreciation and amortization 354 5,427 11 437 6,023 12,252 Plus: Stock-based compensation 7,968 7,968 Plus: Special Items(1) Acima acquired assets depreciation and amortization(2) 10,929 — — — 3,971 14,900 Legal matters(3) — — — — 10,645 10,645 Brigit transaction costs(4) — — — — 6,218 6,218 Brigit acquired assets depreciation and amortization(5) — — 2,594 — 1,550 4,144 Brigit equity consideration vesting(6) — — — — 4,059 4,059 Accelerated stock compensation(7) — — — — 1,599 1,599 Brigit replacement awards and other agreement compensation(8) — — — — 1,095 1,095 Other(9) — 224 — — 413 637 Adjusted EBITDA $ 84,991 $ 72,066 $ 11,434 $ 1,660 $ (44,019) $ 126,132 (1) Special items are reported as Other Gains and Charges in the Company’s Consolidated Statements of Operations included in Table 3 of our earnings release. (2) Includes amortization expense of approximately $10.9 million related to the total fair value of acquired intangible assets and incremental depreciation expense of approximately $4.0 million. (3) Includes expenses of $10.0 million related to estimated legal accruals and $0.6 million in litigation and defense expenses for our recently dismissed regulatory lawsuits with the Consumer Financial Protection Bureau and current regulatory lawsuit with the New York Attorney General, as well as the Multi-State Attorneys’ General regulatory investigation. (4) Represents transaction fees related to Brigit acquisition. (5) Includes amortization expense of approximately $2.6 million related to the total fair value of acquired intangible assets and incremental depreciation expense of approximately $1.6 million related to the fair value of acquired software assets. (6) Represents stock compensation expense related to common stock issued to Brigit employees under restricted stock agreements as part of the acquisition proceeds subject to vesting restrictions. (7) Represents accelerated stock compensation expense related to our letter agreement with the Company’s Chief Executive Officer. (8) Includes amortization expense for Brigit replacement awards and other agreement compensation related to Brigit acquistion. (9) Includes shutdown and holding expenses related to store closures and severance. 17

Reconciliation of Net Earnings (Loss) to Adjusted EBITDA (Consolidated and by Segment) 18 Three Months Ended December 31, 2024 (in thousands) Acima Rent-A-Center Brigit Mexico Corporate Consolidated Net earnings (loss) $ 69,653 $ 74,193 $ — $ 667 $ (113,531) $ 30,982 Plus: Interest expense, net — — — — 24,776 24,776 Plus: Income tax expense — — — — 23,397 23,397 Operating profit (loss) 69,653 74,193 — 667 (65,358) 79,155 Plus: Depreciation and amortization 352 5,423 — 427 5,823 12,025 Plus: Stock-based compensation — — — — 6,859 6,859 Plus: Special Items(1) Acima acquired assets depreciation and amortization(2) 10,927 — — — 3,972 14,899 Legal matters(3) — — — — 4,026 4,026 Transaction fees(4) — — — — 3,656 3,656 Accelerated stock compensation(5) — — — — 1,652 1,652 Asset impairments — (16) — — — (16) Other(6) — 360 — — 137 497 Adjusted EBITDA $ 80,932 $ 79,960 $ — $ 1,094 $ (39,233) $ 122,753 (1) Special items are reported as Other Gains and Charges in the Company’s Consolidated Statements of Operations included in Table 3 of this earnings release. (2) Includes amortization expense of approximately $11.0 million related to the total fair value of acquired intangible assets and incremental depreciation expense of approximately $4.0 million. (3) Includes expenses of $2.5 million related to estimated legal accruals and $1.6 million in litigation and defense expenses for recently dismissed regulatory lawsuits with the Consumer Financial Protection Bureau and current regulatory lawsuit with the New York Attorney General, as well as the Multi-State Attorneys’ General regulatory investigation. (4) Represents transaction fees related to Brigit acquisition. (5) Represents accelerated stock compensation expense related to our letter agreement with the Company’s Chief Executive Officer. (6) Includes shutdown and holding expenses related to store closures of $0.4 million.

Reconciliation of Net Earnings (Loss) to Adjusted EBITDA (Consolidated and by Segment) 19 Three Months Ended September 30, 2024 (in thousands) Acima Rent-A-Center Brigit Mexico Corporate Consolidated Net earnings (loss) $ 63,994 $ 73,267 $ — $ 884 $ (107,285) $ 30,860 Plus: Interest expense, net — — — — 25,904 25,904 Plus: Income tax expense — — — — 13,295 13,295 Operating profit (loss) 63,994 73,267 — 884 (68,086) 70,059 Plus: Depreciation and amortization 352 5,243 — 405 6,770 12,770 Plus: Stock-based compensation — — — — 5,887 5,887 Plus: Special Items(1) Acima acquired assets depreciation and amortization(2) 10,929 — — — 3,972 14,901 Legal matters(3) — — — — 11,038 11,038 Accelerated stock compensation(4) — — — — 1,688 1,688 Asset impairments — (67) — — — (67) Other(5) — 588 — — — 588 Adjusted EBITDA $ 75,275 $ 79,031 $ — $ 1,289 $ (38,731) $ 116,864 (1) Special items are reported as Other Gains and Charges in the Company’s Consolidated Statements of Operations included in Table 3 of this earnings release. (2) Includes amortization expense of approximately $10.9 million related to the total fair value of acquired intangible assets and incremental depreciation expense of approximately $4.0 million. (3) Includes expenses of $7.5 million related to estimated legal accruals and $3.5 million in litigation and defense expenses for recently dismissed regulatory lawsuits with the Consumer Financial Protection Bureau and current regulatory lawsuit with the New York Attorney General, as well as the Multi-State Attorneys’ General regulatory investigation. (4) Represents accelerated stock compensation expense related to our letter agreement with the Company’s Chief Executive Officer. (5) Includes shutdown and holding expenses related to store closures of $0.6 million.

Reconciliation of Net Earnings (Loss) to Adjusted EBITDA (Consolidated and by Segment) 20 Three Months Ended June 30, 2024 (in thousands) Acima Rent-A-Center Brigit Mexico Corporate Consolidated Net earnings (loss) $ 69,991 $ 71,562 $ — $ 1,559 $ (109,163) $ 33,949 Plus: Interest expense, net — — — — 27,618 27,618 Plus: Income tax expense — — — — 12,484 12,484 Plus: Debt financing charges — — — — 6,604 6,604 Operating profit (loss) 69,991 71,562 — 1,559 (62,457) 80,655 Plus: Depreciation and amortization 382 4,816 — 388 7,032 12,618 Plus: Stock-based compensation — — — — 6,315 6,315 Plus: Special Items(1) Acima acquired assets depreciation and amortization(2) 10,929 — — — 3,971 14,900 Asset impairments(3) — 5,382 — — — 5,382 Accelerated software depreciation(4) — — — — 1,534 1,534 Accelerated stock compensation(5) — — — — 1,733 1,733 Legal settlement reserve — — — — 700 700 Other(6) — 436 — — 237 673 Adjusted EBITDA $ 81,302 $ 82,196 $ — $ 1,947 $ (40,935) $ 124,510 (1) Special items are reported as Other Gains and Charges in the Company’s Consolidated Statements of Operations included in Table 3 of this earnings release. (2) Includes amortization expense of approximately $10.9 million related to the total fair value of acquired intangible assets and incremental depreciation expense of approximately $4.0 million. (3) Includes fixed asset impairments of approximately $5.3 million and lease impairments of approximately $0.1 million. (4) Represents incremental depreciation expense related to the acceleration of the remaining useful life of the point-of-sale system used by our Rent-A-Center lease-to-own stores, due to the transition to a new internally developed point-of-sale system expected to be fully deployed in the third quarter of 2024. (5) Represents accelerated stock compensation expense related to our letter agreement with the Company’s Chief Executive Officer. (6) Includes shutdown and holding expenses related to store closures of $0.4 million.

Reconciliation of Net Earnings (Loss) to Adjusted EBITDA (Consolidated and by Segment) Three Months Ended March 31, 2024 (in thousands) Acima Rent-A-Center Brigit Mexico Corporate Consolidated Net earnings (loss) $ 51,911 $ 78,138 $ — $ 1,696 $ (104,058) $ 27,687 Plus: Interest, net — — — — 29,188 29,188 Plus: Income tax expense — — — — 4,887 4,887 Operating profit (loss) 51,911 78,138 — 1,696 (69,983) 61,762 Plus: Depreciation and amortization 290 5,026 — 346 7,811 13,473 Plus: Stock-based compensation — — — — 7,047 7,047 Plus: Special Items(1) Acima acquired assets depreciation and amortization(2) 12,675 — — — 3,972 16,647 Acima equity consideration vesting(3) — — — — 4,893 4,893 Accelerated software depreciation(4) — — — — 4,611 4,611 Asset impairments(5) — 645 — — — 645 Adjusted EBITDA $ 64,876 $ 83,809 $ — $ 2,042 $ (41,649) $ 109,078 (1) Special items are reported as Other Gains and Charges in the Company’s Consolidated Statements of Operations included in Table 3 of our earnings release. (2) Includes amortization expense of approximately $12.7 million related to the total fair value of acquired intangible assets and incremental depreciation expense of approximately $3.9 million. (3) Represents stock compensation expense related to common stock issued to Acima Holdings employees under restricted stock agreements as part of the acquisition proceeds subject to vesting restrictions. (4) Represents incremental depreciation expense related to the acceleration of the remaining useful life of the point-of-sale system used by our Rent-A-Center lease-to-own stores, due to the transition to a new internally developed point-of-sale system deployed in the third quarter of 2024. (5) Includes fixed asset impairments of approximately $0.5 million and lease impairments of approximately $0.1 million. 21

Reconciliation of Net Cash Provided by Operating Activities to Free Cash Flow Three Months Ended March 31, LTM (in thousands) 2025 2024 March 31, 2025 Net cash provided by operating activities $ 137,736 $ 45,421 $ 197,035 Purchase of property assets (10,576) (11,817) (55,033) Free cash flow $ 127,160 $ 33,604 $ 142,002 22

Supplemental Segment Performance Details – GAAP 23 Three Months Ended March 31, 2024 (in millions) Acima Rent-A- Center Brigit Mexico Corporate Consolidated Revenue Rentals and fees $ 423.6 $ 429.6 $ — $ 19.3 $ — $ 872.5 Merchandise sales 137.6 76.8 — 0.9 — 215.3 Subscriptions and fees — — — — — — Other 0.2 7.7 — 0.3 — 8.2 Total revenue $ 561.3 $ 514.1 $ — $ 20.6 $ — $ 1,096.0 Three Months Ended March 31, 2024 (in millions) Acima Rent-A- Center Brigit Mexico Corporate Consolidated Cost of revenues Cost of rentals and fees $ 212.1 $ 109.9 $ — $ 5.2 $ — $ 327.1 Cost of merchandise sold 180.0 59.1 — 0.7 — 239.8 Cost of subscriptions and fees — — — — — — Total cost of revenues $ 392.0 $ 169.0 $ — $ 5.9 $ — $ 566.9 Three Months Ended March 31, 2024 (in millions) Acima Rent-A- Center Brigit Mexico Corporate Consolidated Operating expenses Operating labor expense $ 25.9 $ 127.2 $ — $ 5.0 $ — $ 158.1 Non-labor operating expenses 78.2 129.8 — 5.9 — 213.8 General and administrative expenses 0.3 4.2 — 1.8 48.7 55.1 Depreciation and amortization 0.3 5.0 — 0.3 7.8 13.5 Other gains and charges 12.7 0.6 — — 13.5 26.8 Total operating expenses $ 117.4 $ 266.9 $ — $ 13.0 $ 70.0 $ 467.3 Three Months Ended March 31, 2024 (in millions) Acima Rent-A- Center Brigit Mexico Corporate Consolidated Capital expenditures $ 0.2 $ 4.2 $ — $ 0.8 $ 6.6 $ 11.8 Three Months Ended March 31, 2025 (in millions) Acima Rent-A- Center Brigit Mexico Corporate Consolidated Revenue Rentals and fees $ 477.0 $ 405.0 $ — $ 17.2 $ — $ 899.2 Merchandise sales 160.0 75.5 — 0.8 — 236.2 Subscriptions and fees — — 31.9 — — 31.9 Other 0.3 8.5 — 0.2 — 9.0 Total revenue $ 637.3 $ 489.0 $ 31.9 $ 18.2 $ — $ 1,176.4 Three Months Ended March 31, 2025 (in millions) Acima Rent-A- Center Brigit Mexico Corporate Consolidated Cost of revenues Cost of rentals and fees $ 243.4 $ 104.5 $ — $ 4.6 $ — $ 352.5 Cost of merchandise sold 207.5 61.7 — 0.6 — 269.7 Cost of subscriptions and fees — — 4.0 — — 4.0 Total cost of revenues $ 450.8 $ 166.2 $ 4.0 $ 5.2 $ — $ 626.2 Three Months Ended March 31, 2025 (in millions) Acima Rent-A- Center Brigit Mexico Corporate Consolidated Operating expenses Operating labor expense $ 24.0 $ 120.2 $ 0.7 $ 4.3 $ — $ 149.2 Non-labor operating expenses 76.9 122.4 14.4 5.3 — 219.0 General and administrative expenses 0.6 8.2 1.3 1.8 52.0 63.8 Depreciation and amortization 0.4 5.4 — 0.4 6.0 12.3 Other gains and charges 10.9 0.2 2.6 — 29.6 43.3 Total operating expenses $ 112.7 $ 256.4 $ 19.0 $ 11.8 $ 87.6 $ 487.5 Three Months Ended March 31, 2025 (in millions) Acima Rent-A- Center Brigit Mexico Corporate Consolidated Capital expenditures $ 0.3 $ 2.5 $ — $ 0.6 $ 7.1 $ 10.6

Supplemental Segment Performance Details – Including Non-GAAP Adjustments 24 Three Months Ended March 31, 2024 (in millions) Acima Rent-A- Center Brigit Mexico Corporate Consolidated Revenue Rentals and fees $ 423.6 $ 429.6 $ — $ 19.3 $ — $ 872.5 Merchandise sales 137.6 76.8 — 0.9 — 215.3 Subscriptions and fees — — — — — — Other 0.2 7.7 — 0.3 — 8.2 Total revenue $ 561.3 $ 514.1 $ — $ 20.6 $ — $ 1,096.0 Three Months Ended March 31, 2024 (in millions) Acima Rent-A- Center Brigit Mexico Corporate Consolidated Cost of revenues Cost of rentals and fees $ 212.1 $ 109.9 $ — $ 5.2 $ — $ 327.1 Cost of merchandise sold 180.0 59.1 — 0.7 — 239.8 Cost of subscriptions and fees — — — — — — Total cost of revenues $ 392.0 $ 169.0 $ — $ 5.9 $ — $ 566.9 Three Months Ended March 31, 2024 (in millions) Acima Rent-A- Center Brigit Mexico Corporate Consolidated Operating expenses Operating labor expense $ 25.9 $ 127.2 $ — $ 5.0 $ — $ 158.1 Non-labor operating expenses 78.2 129.8 — 5.9 — 213.8 General and administrative expenses 0.3 4.2 — 1.8 48.7 55.1 Depreciation and amortization 0.3 5.0 — 0.3 7.8 13.5 Other gains and charges(1) — — — — — — Total operating expenses $ 104.7 $ 266.2 $ — $ 13.0 $ 56.5 $ 440.5 (1)For purposes of disclosing non-GAAP operating expenses we exclude Other gains and charges. Additional details of Other gains and charges are included as special item adjustments in the reconciliation tables on pages 16 and 21 of this presentation. Three Months Ended March 31, 2024 (in millions) Acima Rent-A- Center Brigit Mexico Corporate Consolidated Capital expenditures $ 0.2 $ 4.2 $ — $ 0.8 $ 6.6 $ 11.8 Three Months Ended March 31, 2025 (in millions) Acima Rent-A- Center Brigit Mexico Corporate Consolidated Revenue Rentals and fees $ 477.0 $ 405.0 $ — $ 17.2 $ — $ 899.2 Merchandise sales 160.0 75.5 — 0.8 — 236.2 Subscriptions and fees — — 31.9 — — 31.9 Other 0.3 8.5 — 0.2 — 9.0 Total revenue $ 637.3 $ 489.0 $ 31.9 $ 18.2 $ — $ 1,176.4 Three Months Ended March 31, 2025 (in millions) Acima Rent-A- Center Brigit Mexico Corporate Consolidated Cost of revenues Cost of rentals and fees $ 243.4 $ 104.5 $ — $ 4.6 $ — $ 352.5 Cost of merchandise sold 207.5 61.7 — 0.6 — 269.7 Cost of subscriptions and fees — — 4.0 — — 4.0 Total cost of revenues $ 450.8 $ 166.2 $ 4.0 $ 5.2 $ — $ 626.2 Three Months Ended March 31, 2025 (in millions) Acima Rent-A- Center Brigit Mexico Corporate Consolidated Operating expenses Operating labor expense $ 24.0 $ 120.2 $ 0.7 $ 4.3 $ — $ 149.2 Non-labor operating expenses 76.9 122.4 14.4 5.3 — 219.0 General and administrative expenses 0.6 8.2 1.3 1.8 52.0 63.8 Depreciation and amortization 0.4 5.4 — 0.4 6.0 12.3 Other gains and charges(1) — — — — — — Total operating expenses $ 101.8 $ 256.2 $ 16.4 $ 11.8 $ 58.0 $ 444.2 (1)For purposes of disclosing non-GAAP operating expenses we exclude Other gains and charges. Additional details of Other gains and charges are included as special item adjustments in the reconciliation tables on pages 15 and 17 of this presentation. Three Months Ended March 31, 2025 (in millions) Acima Rent-A- Center Brigit Mexico Corporate Consolidated Capital expenditures $ 0.3 $ 2.5 $ — $ 0.6 $ 7.1 $ 10.6

Q1 2025 (in millions, except net leverage ratio) Outstanding Debt $ 1,549.1 Less: Cash and cash equivalents 107.3 Net debt 1,441.8 Adjusted EBITDA(1) Q2 2024 124.5 Q3 2024 116.9 Q4 2024 122.8 Q1 2025 126.1 Last twelve months Adjusted EBITDA $ 490.3 Net leverage ratio 2.9 x (1) Refer to Reconciliation of Net Earnings (Loss) to Adjusted EBITDA (Consolidated and by Segment) pages 17 through 20 of this communication for additional details of Adjusted EBITDA. Consolidated Net Leverage Ratio 25